POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that David H. Bernstein constitutes and appoints each of Alfred Carfora and John A. Couri with full power of substitution, or either one of them, acting severally, the true and lawful agents and attorneys-in-fact (the "Attorneys") of the undersigned, with full power and authority in said Attorneys, to sign in my name and on my behalf as a Director and Officer of Duty Free International, Inc. (the "Company"), an Annual Report on Form 10-K, and any and all Amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. I hereby ratify and confirm all acts taken by such agents and attorneys-in-fact, pursuant to the authority herein conferred.

                                        \s\ David H. Bernstein
                                        ----------------------
                                        David H. Bernstein


STATE OF MARYLAND
                                        ss
CITY/COUNTY OF ANNE ARUNDEL


          I HEREBY CERTIFY that on this 16TH day of March, 1995, before me, the subscriber, personally appeared David H. Bernstein who made oath in due form of law that the matters and facts stated herein are true to the best of his knowledge, information and belief.


                                   \s\Gregory George King
                                   -----------------------------
                                   Notary Public




My Commission Expires: 10-3-98

                          POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that Heribert Diehl constitutes and appoints each of Alfred Carfora and John A. Couri with full power of substitution, or either one of them, acting severally, the true and lawful agents and attorneys-in-fact (the "Attorneys") of the undersigned, with full power and authority in said Attorneys, to sign in my name and on my behalf as a Director and Officer of Duty Free International, Inc. (the "Company"), an Annual Report on Form 10-K, and any and all Amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. I hereby ratify and confirm all acts taken by such agents and attorneys-in-fact, pursuant to the authority herein conferred.


                                        \s\ Heribert Diehl
                                        -----------------------
                                        Heribert Diehl

REG. NO. 1115/1995 R
STATE OF GERMANY
                                        ss
CITY/COUNTY OF HAMBURG


          I HEREBY CERTIFY that on this 10TH day of March, 1995, before me, the subscriber, personally appeared Heribert Diehl who made oath in due form of law that the matters and facts stated herein are true to the best of his knowledge, information and belief.


                                        \s\ Dr. Jens Roh
                                        ----------------------
                                        Notary Public




My Commission Expires: 2007

                          POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that John A. Couri constitutes and appoints each of David H. Bernstein and Alfred Carfora with full power of substitution, or either one of them, acting severally, the true and lawful agents and attorneys-in-fact (the "Attorneys") of the undersigned, with full power and authority in said Attorneys, to sign in my name and on my behalf as a Director and Officer of Duty Free International, Inc. (the "Company"), an Annual Report on Form 10-K, and any and all Amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. I hereby ratify and confirm all acts taken by such agents and attorneys-in-fact, pursuant to the authority herein conferred.


                                        \s\ John A. Couri
                                        -----------------------
                                        John A. Couri


STATE OF CONNECTICUT
                                        ss
CITY/COUNTY OF FAIRFIELD


          I HEREBY CERTIFY that on this 23RD day of March, 1995, before me, the subscriber, personally appeared Carl Reimerdes who made oath in due form of law that the matters and facts stated herein are true to the best of his knowledge, information and belief.


                                   \s\Lorna J. Mitchell
                                   ---------------------
                                        Notary Public




My Commission Expires: 8/31/97

                          POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that Carl Reimderdes constitutes and appoints each of Alfred Carfora and John A. Couri with full power of substitution, or either one of them, acting severally, the true and lawful agents and attorneys-in-fact (the "Attorneys") of the undersigned, with full power and authority in said Attorneys, to sign in my name and on my behalf as a Director and Officer of Duty Free International, Inc. (the "Company"), an Annual Report on Form 10-K, and any and all Amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. I hereby ratify and confirm all acts taken by such agents and attorneys-in-fact, pursuant to the authority herein conferred.


                                        \s\ Carl Reimerdes
                                        -----------------------
                                        Carl Reimerdes


STATE OF NEW YORK
                                        ss
CITY/COUNTY OF QUEENS


          I HEREBY CERTIFY that on this 17TH day of March, 1995, before me, the subscriber, personally appeared Carl Reimerdes who made oath in due form of law that the matters and facts stated herein are true to the best of his knowledge, information and belief.


                                   \s\Lois L. Kouroumousis
                                   -----------------------
                                        Notary Public




My Commission Expires: 1/31/96

                          POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that Morris W. Offit constitutes and appoints each of Alfred Carfora and John A. Couri with full power of substitution, or either one of them, acting severally, the true and lawful agents and attorneys-in-fact (the "Attorneys") of the undersigned, with full power and authority in said Attorneys, to sign in my name and on my behalf as a Director and Officer of Duty Free International, Inc. (the "Company"), an Annual Report on Form 10-K, and any and all Amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. I hereby ratify and confirm all acts taken by such agents and attorneys-in-fact, pursuant to the authority herein conferred.


                                        \s\Morris W. Offit
                                        ----------------------
                                        Morris W. Offit


STATE OF ___________________________
                                        ss
CITY/COUNTY OF _____________________


          I HEREBY CERTIFY that on this 23RD day of March, 1995, before me, the subscriber, personally appeared Morris W. Offit who made oath in due form of law that the matters and facts stated herein are true to the best of his knowledge, information and belief.


                                        \s\ Mary T. Gill
                                        -----------------------
                                        Notary Public




My Commission Expires: 2/3/96

                          POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that Jack Africk constitutes and appoints each of Alfred Carfora and John A. Couri with full power of substitution, or either one of them, acting severally, the true and lawful agents and attorneys-in-fact (the "Attorneys") of the undersigned, with full power and authority in said Attorneys, to sign in my name and on my behalf as a Director and Officer of Duty Free International, Inc. (the "Company"), an Annual Report on Form 10-K, and any and all Amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. I hereby ratify and confirm all acts taken by such agents and attorneys-in-fact, pursuant to the authority herein conferred.


                                        \s\ Jack Africk
                                        -------------------------
                                        Jack Africk


STATE OF FLORIDA
                                        ss
CITY/COUNTY OF PALM BEACH


          I HEREBY CERTIFY that on this 20TH day of March, 1995, before me, the subscriber, personally appeared Jack Africk who made oath in due form of law that the matters and facts stated herein are true to the best of his knowledge, information and belief.


                                        \s\ Dinorah Mendez
                                        ------------------------
                                        Notary Public




My Commission Expires: 4/14/95

                          POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that Susan H. Stackhouse constitutes and appoints each of Alfred Carfora and John A. Couri with full power of substitution, or either one of them, acting severally, the true and lawful agents and attorneys-in-fact (the "Attorneys") of the undersigned, with full power and authority in said Attorneys, to sign in my name and on my behalf as a Director and Officer of Duty Free International, Inc. (the "Company"), an Annual Report on Form 10-K, and any and all Amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. I hereby ratify and confirm all acts taken by such agents and attorneys-in-fact, pursuant to the authority herein conferred.


                                        \s\ Susan H. Stackhouse
                                        ------------------------
                                        Susan H. Stackhouse


STATE OF FLORIDA
                                        ss
CITY/COUNTY OF HILLSBOROUGH


          I HEREBY CERTIFY that on this 24TH day of March, 1995, before me, the subscriber, personally appeared Susan H. Stackhouse who made oath in due form of law that the matters and facts stated herein are true to the best of his knowledge, information and belief.


                                   \s\ Spring M. Ciccarello
                                   -----------------------------
                                        Notary Public




My Commission Expires: 3/9/97